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                                                           HECO Exhibit 10.15(a)



                                                               December 18, 1995



Hawaiian Interisland Towing Incorporated, Inc.
735 Bishop Street, Suite 312
Honolulu, HI 96813
Attn:  Mr. Gordon Smith, President

Subject: Option to Extend Term under Contract of Private Carriage by and between Hawaiian Interisland Towing, Inc., and Maui Electric Company, Ltd.

Dear Mr. Smith:

This letter will confirm the understanding between Hawaiian Interisland Towing, Inc. ("HITI"), and Maui Electric Company, Ltd., ("MECO") relating to the extension of the Contract of Private Carriage between HITI and MECO, dated November 12, 1993.

It has been mutually agreed to between HITI and MECO that the Contract of Private Carriage is hereby extended pursuant to section 1.2 (Option to Extend
Term) for an additional two year period beginning January 1, 1996. All previously agreed to terms and conditions, amendments, and addendums apply to this extension.

Please indicate your acknowledgment and agreement to the foregoing by signing in the space provided below.

                               Best Regards,



                               /s/ Floyd Shiroma for J. C. Aicken
                               Jeffrey C. Aicken
                               Director, Fuel Resources


ACKNOWLEDGED AND AGREED TO:

THIS 26th DAY OF December, 1995

HAWAIIAN INTERISLAND TOWING, INC.


BY:       /s/ Gordon L. Smith
ITS:      President